EXHIBIT 10-61

EXECUTION COPY

FIRST AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”), dated as of November [ ], 2005, amends the Term Loan Agreement dated as of April 1, 2005 (the “Credit Agreement”) among EXELON CORPORATION (the “Borrower”), various financial institutions and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.

In consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1 AMENDMENTS. Upon the effectiveness of this Amendment pursuant to Section 2 below, the Credit Agreement shall be amended to read in its entirety as set forth on the attached Annex I.

SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when the Administrative Agent has received counterpart signature pages to this Amendment (by facsimile or otherwise) signed by the Borrower and the Lender.

SECTION 3 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) each representation and warranty set forth in Article IV of the Credit Agreement is true and correct as if made on the date hereof; (b) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) (i) are within the powers of the Borrower, (ii) have been duly authorized by all necessary action on the part of the Borrower, (iii) have received all necessary governmental approval and (iv) do not and will not contravene or conflict with any provision of law or of the organizational documents of the Borrower; and (c) this Amendment and the Amended Credit Agreement are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditor’s rights or by general principles of equity limiting the availability of equitable remedies.

SECTION 4 MISCELLANEOUS.

4.1 Continuing Effectiveness, etc. Except as expressly set forth herein, the Credit Agreement shall remain in full force and effect and is ratified, approved and confirmed in all respects.

4.2 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

4.3 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment.

4.4 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

4.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the date first above written.

EXELON CORPORATION

By:	/s/ Thomas Miller
Name:	Thomas Miller
Title:	Vice President, Finance

First Amendment to

Term Loan Agreement

THE LENDER:

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as Agent and as a Lender

By:	/s/ Jonathan Newman
Name:	Jonathan Newman
Title:	Vice President

By:	/s/ Thomas R. Brady
Name:	Thomas R. Brady
Title:	Director

First Amendment to

Term Loan Agreement

ANNEX I

COPY OF CREDIT AGREEMENT AS AMENDED

[ATTACHED]

Annex I-1